United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

CHINA PHARMA HOLDINGS, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road

Haikou, Hainan Province, China 570216

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 31, 2017, the registrant issued a press release announcing (i) certain financial results for the fiscal year ended December 31, 2016; and (ii) a conference call to be held by the registrant on Friday, March 31, 2017 at 8:30 a.m. Eastern Time to discuss the results of operations for the fiscal year ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press Release, dated March 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2017

CHINA PHARMA HOLDINGS, INC. By: /s/ Zhilin Li __________________________ Name: Zhilin Li Title: President and Chief Executive Officer